ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited)

March 31, 2024

	First				Percent
	Acquisition			Fair	of Net
Description	Date	Cost		Value	Assets
Portfolio Investments
Investment in Investment Fund

Private Placement
QVT Roiv Hldgs Offshore Ltd.	1/1/2016	$67,836		$491,963	58.98%
Total Private Placement		67,836		491,963	58.98

Total Investment in Investment Fund		$67,836		491,963	58.98

Direct Investment
Common Stock
United States
Consumer, Non-cyclical
Roivant Sciences Ltd (Shares: 34,187)	3/7/2024	$396,569		$360,331	43.20%

Total Direct Investment		$396,569		360,331	43.20
Total Portfolio Investments		$464,405	*	$852,294	102.18%
Liabilities in excess of Other Assets				(18,174)	(2.18)
Total Net Assets				$834,120	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited) (continued)

March 31, 2024

* At March 31, 2024, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$852,294
Gross tax unrealized appreciation	$-
Gross tax unrealized depreciation	-
Net tax unrealized appreciation/depreciation on investments	$-

Percent of
Net
Strategy Allocation	Assets
Private Placement	58.98%
Total Investment in Investment Fund	58.98%

Direct Investment	43.20%
Total Direct Investment	43.20%

Total Portfolio Investments	102.18%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of AIP Multi-Strategy Fund A (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners, pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund may receive distributions in-kind from Investment Funds, which could include publicly traded common stocks. Common stock, preferred stock, and equity or debt securities (“Direct Investments”) listed or traded on a securities exchange are valued at the last known price on that exchange on or prior to the valuation date. When quoted prices are not available, fair value is determined based on other valuation approaches as determined by the Adviser in conjunction with the Valuation Committee.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board, and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The following is a summary of the inputs used for investment tranches as of March 31, 2024 in valuing the Fund’s investment carried at fair value:

				Investments measured
Portfolio Investments	Level 1	Level 2	Level 3	at NAV	Total
Investment in Investment Fund
Private Placement	$-	$-	$491,963	$-	$491,963
Total Investment in Investment Fund	$-	$-	$491,963	$-	$491,963

Direct Investments
Common Stock	360,331	-	-	-	360,331
Total Portfolio Investments	$360,331	$-	$491,963	$-	$852,294

The following table includes purchases and transfers of investment classified by the Partnership as Level 3 of the fair value hierarchy for the period ended March 31, 2024:

	Balance,	Transfers	Transfers		Sales/	Net realized	Net change in unrealized	Balance,
	January 1, 2024	into Level 3	out of Level 3	Purchases	Distributions	gain (loss)	appreciation/depreciation	March 31, 2024
Investment Fund
Private Placement	$818,628	$-	$-	$-	$(489,786)	$393,238	$(230,117)	$491,963
Total Investment Fund	$818,628	$-	$-	$-	$(489,786)	$393,238	$(230,117)	$491,963

Fair Value of Financial Instruments (Continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investment held as of March 31, 2024.

	Fair Value at
	3/31/2024	Valuation technique	Unobservable input	Amount
Investment Fund
Private Placement	$491,963	Market approach	Discount for lack of marketability	11%
Grand Total	$491,963